Fees Summary	Aug. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,456,400.00
Previously Paid Amount	0.00
Total Fee Amount	1,296.46
Total Offset Amount	0.00
Net Fee	$ 1,296.46